AMENDMENT NO. 1 TO EXCHANGE AGREEMENT
This Amendment No. 1 to the Exchange Agreement (this “Amendment”) is made as of August 31, 2026 (the “Amendment Effective Date”), by and between GameStop Corp., a Delaware corporation (the “Company”), and the undersigned (the “Undersigned” or the “Investor”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each, including the Undersigned if it is a party exchanging Notes (as defined below), an “Exchanging Investor”).
RECITALS
WHEREAS, the Company and the Undersigned previously entered into that certain Exchange Agreement, dated August 2, 2026 (the “Original Agreement”), with respect to certain of the Company’s 0.00% Convertible Senior Notes due 2032, CUSIP 36467WAG4 (the “Notes”);
WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Agreement; and
WHEREAS, the parties desire to amend certain provisions of the Original Agreement on the terms and conditions set forth in this Amendment, as permitted by Section 5 of the Original Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:
1.Amendments.
(a)Section 1 of the Original Agreement is hereby amended and restated in its entirety as follows:
“On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Undersigned hereby agrees to exchange, and to cause each other Exchanging Investor, if any, to exchange, an aggregate principal amount of the Notes set forth opposite its name on Exhibit A hereto (the “Exchanged Notes”) free and clear of any Liens (as defined below) (together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens) for the consideration set forth on Exhibit A hereto for each such Exchanged Note. The amount of cash to be delivered pursuant to the exchange is referred to as the “Cash Consideration” and the number of shares of the Company’s Class A common stock, $0.001 par value per share (the “Common Stock”), to be delivered pursuant to such calculations is referred to as the “Shares” and together with the Cash Consideration, the “Exchange Consideration”.
Each of the Company, the Undersigned and each Exchanging Investor agrees that no Exchanging Investor shall deliver a Conversion Notice with respect to any Exchanged Notes and each Exchanging Investor shall hold the Exchanged Notes (including in an account at its prime broker) until the Closing (as defined below). In consideration for the performance of its obligations hereunder (including as described in the immediately preceding sentence), the Company agrees to deliver the Exchange Consideration on the Closing Date to each Exchanging Investor in exchange for the applicable principal amount of Exchanged Notes as set forth on Exhibit A.
The Exchange shall occur in accordance with the procedures set forth in Exhibit B hereto (the “Exchange Procedures”); provided that each of the Company, the Undersigned and the Exchanging Investors acknowledge that the delivery of the Shares to any Exchanging Investor may be delayed due to procedures and mechanics within the system of Computershare Trust Company, N.A. (the “Transfer Agent”), The Depositary Trust Company (“DTC”) or the New York Stock Exchange (the “NYSE”) (including the procedures and mechanics regarding the listing of the Shares on the NYSE) or other events beyond the Company’s control and that any such a delay shall not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect such delivery, or (ii) such delay arises due to a failure by an Exchanging Investor to deliver settlement instructions or other information reasonably requested by the Company, the Transfer Agent, DTC, the NYSE or any regulatory authority; provided, further, that no delivery of Shares will be made until the Exchanged Notes have been properly submitted for exchange in accordance with the Exchange Procedures and no interest will be payable by reason of any delay in making such delivery.
The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., New York City time, on the 3rd Trading Day following the Amendment Effective Date (the “Closing Date”), or at such other time and place as the Company and the Undersigned may mutually agree in writing. On the Closing Date, subject to satisfaction of the conditions precedent specified herein and the prior receipt by the Trustee from the Investor of the Exchanged Notes, the Company shall deliver the Shares to the DTC account and the Cash Consideration by wire transfer to the account, in each case specified by the Investor for each relevant Exchanging Investor in Exhibit A. All questions as to the form of all documents and the validity and acceptance of the Exchanged Notes and the Exchange Consideration will be determined by the Company, in its sole discretion, which determination shall be final and binding. Subject to the terms and conditions of this Agreement, the Undersigned hereby, for itself and on behalf of the Exchanging Investors, effective as of the Closing, (a) waives any and all other rights with respect to such Exchanged Notes other than the right to receive the Exchange Consideration and (b) releases and discharges the Company from any and all claims the undersigned and the Exchanging Investors may now have, or may have in the future, arising out of, or related to, such Exchanged Notes.”
(b)Exhibit A of the Original Agreement is hereby replaced in its entirety with Exhibit A attached hereto.
(c)The Exchange Procedures attached to the Original Agreement are hereby replaced in its entirety with Exhibit B attached hereto.
2.Approval of Amendment. By their signatures below, the undersigned parties hereby adopt this Amendment.
3.Necessary Acts. Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.

4.Continued Validity. Wherever necessary, all other terms of the Original Agreement are hereby amended to be consistent with the terms of this Amendment.
5.Governing Law. This Amendment and its negotiation and any related disputes shall in all respects be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.
6.Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by confirmed electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses, or in the case of the Undersigned and each Exchanging Investor, the address provided on its signature page of the Original Agreement or Exhibit B attached to the Original Agreement (or such other address as the Company or the Undersigned shall have specified by notice in writing to the other):
GameStop Corp.
625 Westport Parkway
Grapevine, Texas 76051
Attention: Mark H. Robinson, General Counsel and Secretary
Email: markrobinson@gamestop.com
with a copy to:
Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, New York 10019
Attention: Ryan Nebel (rnebel@olshanlaw.com); Honghui Yu (hyu@olshanlaw.com)
7.Counterparts; Electronic Delivery. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via electronic mail will be accepted and considered duly executed.
Signature Page to Follow.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Exchange Agreement as of the date first written above.
        COMPANY:
        GAMESTOP CORP.
        By:
        Name: Mark Robinson
        Title: General Counsel

[Signature Page to Amendment No. 1 to Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Exchange Agreement as of the date first written above.
        INVESTOR:
        _______________________
        By:
        Name:
        Title:
[Signature Page to Amendment No. 1 to Exchange Agreement]

Exhibit A

Exchanging Investor Information

Exchanging Investor	Aggregate Principal Amount of Exchanged Notes	Cash Consideration	Shares

Exhibit B
Exchange Procedures
NOTICE TO INVESTOR

Attached are the Exchange Procedures for the settlement of the exchange of 0.00% Convertible Senior Notes due 2032, CUSIP 36467WAG4 (the “Exchanged Notes”) of GameStop Corp., a Delaware corporation (the “Company”), for the Cash Consideration and the Shares (as defined in and pursuant to the Exchange Agreement between you and the Company), which is expected to occur on or about September 3, 2026. To ensure timely settlement for the Shares, please follow the instructions as set forth below.

These instructions supersede any prior instructions you received. Your failure to comply with these instructions may delay your receipt of the Shares.

If you have any questions, please contact Ragna Kanthadai of J. Wood Capital Advisors LLC at 862-703-8126.

To deliver Exchanged Notes:

You must post, no later than 9:00 a.m., New York City time on September 3, 2026, a withdrawal request for the Exchange Notes through the DTC via DWAC. It is important that this instruction be submitted and the DWAC posted on September 3, 2026. If it is posted on the prior day, then the withdrawal request will expire unmatched and must be re-posted on September 3, 2026.

To receive Exchange Consideration:

To Receive Shares: You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the Shares to be issued upon exchange to post on September 3, 2026 no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the Shares deliverable in respect of the Exchanged Notes. It is important that this instruction be submitted and the DWAC posted on September 3, 2026. If it is posted on the prior day, then the deposit instruction will expire unmatched and must be re-posted on September 3, 2026.

Computershare Trust Company, N.A. is the Transfer Agent and Registrar for the Common Stock (CUSIP No. 36467W109).

To Receive Cash Consideration: You must provide valid wire instructions to the Company. You will then receive the Cash Consideration from the Company on the Closing Date.

You must comply with both procedures described above in order to complete the Exchange and to receive the Cash Consideration and the Shares in respect of the Exchanged Notes.

Closing: September 3, 2026, after the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the Exchanged Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in the Exchange Agreement, the Company will deliver the applicable Exchange Consideration in respect of the Exchanged Notes in accordance with the delivery instructions above and the Exchange Agreement.